Exhibit 99.2

INVESTOR PRESENTATION Second Quarter 2026

2 CAUTIONARY STATEMENTS This presentation contains “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, certain statements may be contained in Colony Bankcorp, Inc.’s (the “Company” or “Colony”) future filings with the Securities and Exchange Commission (the “SEC”), in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Examples of forward-looking statements include, but are not limited to: (i) projections and/or expectations of revenues, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statement of plans and objectives of Colony Bankcorp, Inc. or its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; (iv) statements regarding growth strategy, capital management, liquidity and funding, and future profitability; (v) statements relating to the timing, benefits, costs, and synergies of the recently announced acquisition of First Reliance Bancshares, Inc. (“First Reliance”) (the “Merger”), and (vi) statements of assumptions underlying such statements. Words such as “may”, “will”, “anticipate”, “assume”, “should”, “support”, “indicate”, “would”, “believe”, “contemplate”, “expect”, “estimate”, “continue”, “further”, “plan”, “point to”, “project”, “could”, “intend”, “target” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: the impact of current and future economic conditions, particularly those affecting the financial services industry, including the effects of declines in the real estate market, tariffs or trade wars (including the resulting reduced consumer spending, lower economic growth or recession, reduced demand for U.S. exports, disruptions to supply chains, and decreased demand for other banking products and services), high unemployment rates, inflationary pressures, changes in interest rates (including the impact of volatile interest rates on our financial projections and models) and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; the risk of reductions in benchmark interest rates and the resulting impacts on net interest income; potential impacts of adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; risks arising from negative media coverage and perceived instability in the banking industry and the banking sector; the risks of changes in interest rates and their effects on the level, cost, and composition of, and competition for, deposits, loan demand and timing of payments, the values of loan collateral, securities, and interest sensitive assets and liabilities; the ability to attract new or retain existing deposits, to retain or grow loans or additional interest and fee income, or to control noninterest expense; the effect of pricing pressures on the Company’s net interest margin; the failure of assumptions underlying the establishment of reserves for possible credit losses, fair value for loans and other real estate owned; changes in real estate values; the Company’s ability to implement its various strategic and growth initiatives; increased competition in the financial services industry, particularly from regional and national institutions, as well as fintech companies and other non-bank financial service providers offering digital, automated or alternative financial products and services; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; changes in the prices, values and sales volumes of residential and commercial real estate; developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; legislation or regulatory changes which adversely affect the ability of the consolidated Company to conduct business combinations or new operations; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs, those related to credit card interest rates, and legislative, regulatory or supervisory actions related to so-called "de-banking," including any new prohibitions, requirements or enforcement priorities that could affect customer relationships, compliance obligations, or operational practices; significant turbulence or a disruption in the capital or financial markets and the effect of a fall in the stock market prices on our investment securities; significant volatility in the markets for equity, fixed income and other asset classes globally or within specific markets; the effects of

3 CAUTIONARY STATEMENTS war or other conflicts, including the ongoing conflicts in the Middle East; major political shifts domestically or internationally (including the potential for retaliatory actions by governments, market participants or clients based on diverging perspectives or otherwise); general risks related to the Company's merger and acquisition activity, Including risks associated with integrating and realizing the expected financial benefits of previous or pending acquisitions, and the Company’s pursuit of future acquisitions; risks associated with the Merger, including (a) the risk that the cost savings and any revenue synergies may not be realized or take longer than anticipated to be realized, (b) disruption with customers, suppliers, employee or other business partners relationships, (c) the risk of successful integration of First Reliance’s business into the Company, (d) the risk of successful integration of First Reliance’s business into the Company, (e) the reaction of each of the Company's and First Reliance’s customers, suppliers, employees or other business partners to the Merger, (f) the risk that the integration of First Reliance’s operations into the operations of the Company will be materially delayed or will be more costly or difficult that expected, (g) the timing and achievement of expected cost reductions following the Merger, and (h) the timing and achievement of the recovery of the reduction of tangible book value resulting from the Merger; general competitive, economic, political, and market conditions; the impact of emerging technologies, such as generative artificial intelligence; fraud or misconduct by internal or external actors, and system failures, cybersecurity threats or security breaches and the cost of defending against them; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, and uncertainties surrounding debt ceiling and the federal budget; and general competitive, economic, political and market conditions or other unexpected factors or events. These and other factors, risks and uncertainties could cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements. Additional Information About the Proposed Merger and Where to Find It This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, the Company will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of First Reliance Bancshares, Inc. (“First Reliance”) and the Company and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FIRST RELIANCE AND THE PROPOSED MERGER. The joint proxy statement/prospectus will be sent to the shareholders of both the Company and First Reliance seeking the required shareholder approvals. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related joint proxy statement/prospectus, when filed, as well as other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. Documents filed with the SEC by the Company will also be available free of charge by directing a written request to Colony Bankcorp, Inc., 115 South Grant Street, Fitzgerald, Georgia 31750, Attn: Derek Shelnutt and on the Company’s website, colony.bank, under Investor Relations. The Company’s telephone number is (229) 426-6000.

4 NON-GAAP FINANCIAL MEASURES Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. The non-GAAP financial measures used in this presentation include the following: operating noninterest income, operating noninterest expense, operating net income, operating earnings per diluted share, operating return on average assets, operating return on average equity, operating return on average tangible equity, tangible book value per common share, tangible equity to tangible assets, operating efficiency ratio, operating net noninterest expense to average assets and pre-provision net revenue. The most comparable GAAP measures are noninterest income, noninterest expense, net income, diluted earnings per share, return on average assets, return on average equity, book value per common share, total equity to total assets, efficiency ratio, net noninterest expense to average assets and net interest income before provision for credit losses, respectively. Operating noninterest income excludes loss on sales of securities. Operating noninterest expense excludes severance costs, acquisition-related expenses and loss related to wire fraud incident. Operating net income, operating return on average assets, operating return on average equity, operating return on average tangible equity and operating efficiency ratio all exclude severance costs, acquisition-related expenses, loss on sales of securities, and loss related to wire fraud incident from net income, return on average assets, return on average equity and efficiency ratio, respectively. Operating net noninterest expense to average assets ratio excludes from net noninterest expense, severance costs, acquisition-related expenses, loss on sales of securities, and loss related to wire fraud incident. Acquisition-related expenses includes fees associated with acquisitions and vendor contract buyouts. Severance costs includes costs associated with termination and retirement of employees. Operating earnings per diluted share includes the adjustments to operating net income. Tangible book value per common share, tangible equity to tangible assets and operating return on average tangible equity exclude goodwill and other intangibles from book value per common share, total equity to total assets and return on average equity, respectively. Pre-provision net revenue is calculated by adding noninterest income to net interest income before provision for credit losses, and subtracting noninterest expense. Management uses these non-GAAP financial measures in its analysis of the Company's performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance, and if not provided would be requested by the investor community. The Company believes the non-GAAP measures enhance investors' understanding of the Company's business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Colony Bankcorp, Inc. performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Colony Bankcorp, Inc. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

5 • $3.6 billion in assets as of June 30, 2026 • 37 locations in Georgia, 1 in Alabama and 5 in Florida • Diversified and scalable revenue streams • Proven history of consistent organic growth • Strong core deposit funding COMPANY PROFILE

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8 Name Position Years In Banking Years With Colony T. Heath Fountain Chief Executive Officer 26 7 R. Dallis "D" Copeland, Jr. President 34 4 Derek Shelnutt EVP, Chief Financial Officer 12 5 Edward "Lee" Bagwell EVP, Chief Risk Officer and General Counsel 23 23 Leonard H. "Lenny" Bateman EVP, Chief Credit Officer 30 19* Ed Canup EVP, Chief Banking Officer 43 3 Kimberly Dockery EVP, Chief of Staff 20 7 Daniel Rentz EVP, Chief Information Officer 19 19 Laurie Senn EVP, Chief Administrative Officer 23 5 Greg Eiford EVP, Chief Community Banking Officer 17 17* *Executives joining Colony through mergers include prior organization service EXECUTIVE LEADERSHIP TEAM

9 SECOND QUARTER FINANCIAL HIGHLIGHTS • Operating net income(1) of $11.0 million • Seventh consecutive quarter of net interest margin expansion to 3.52% • Operating return on average assets(1) of 1.20% • Operating earnings per share(1) of $0.52 • Operating return on average equity(1) of 11.51% and operating return on average tangible equity(1) of 14.09% • Loans increased $51.4 million • 1.75% cost of deposits • Operating net noninterest expenses to average assets(1) of 1.51% • Tangible book value per common share(1) of $15.12 Reported Operating(1) Net Income ($mm) $10.86 $11.04 Earnings Per Share $0.51 $0.52 Return on Average Assets 1.18% 1.20% Return on Average Total Equity 11.33% 11.51% Return on Average Tangible Equity 13.86% 14.09% Net Interest Margin 3.52% 3.52% (1) Non-GAAP financial measure. See non-GAAP reconciliations within this presentation.

10 QUARTERLY FINANCIAL HIGHLIGHTS (1) Non-GAAP financial measure. See non-GAAP reconciliations within this presentation. $ in thousands, except per share data 2Q26 1Q26 2Q25 GAAP Highlights Net Income $10,857 $8,204 $7,978 Earnings per share $0.51 $0.39 $0.46 Return on average assets 1.18% 0.90% 1.02% Net interest margin 3.52% 3.48% 3.12% Book value per common share $18.43 $17.98 $16.87 Operating Highlights(1) Operating net income $11,036 $9,485 $7,978 Operating earnings per share $0.52 $0.45 $0.46 Pre-Provision Net Revenue $15,596 $12,221 $10,479 Operating Pre-Provision Net Revenue $16,019 $13,858 $10,479 Operating return on average assets 1.20% 1.04% 1.02% Operating net noninterest expense to average assets 1.51% 1.68% 1.52% Tangible book value per common share $15.12 $14.65 $13.73 • Increase in earnings led by another consecutive quarter of net interest margin expansion • Consistent increase in Operating Pre-Provision Net Revenue(1) • Continued growth in tangible book value per common share(1) • Creating operating efficiency by improving net noninterest expense to average assets

11 DELIVERING SHAREHOLDER VALUE (1) Non-GAAP financial measure. See non-GAAP reconciliations within this presentation. $0.46 $0.47 $0.48 $0.45 $0.52 2Q25 3Q25 4Q25 1Q26 2Q26 Operating Earnings Per Share(1) $8.0 $8.2 $8.9 $9.5 $11.0 2Q25 3Q25 4Q25 1Q26 2Q26 Operating Net Income in million(1) 1.02% 1.06% 1.05% 1.04% 1.20% 2Q25 3Q25 4Q25 1Q26 2Q26 Operating Return on Average Assets(1) 3.12% 3.17% 3.32% 3.48% 3.52% 2Q25 3Q25 4Q25 1Q26 2Q26 Net Interest Margin 7.81% 8.00% 8.30% 8.49% 8.99% 2Q25 3Q25 4Q25 1Q26 2Q26 Tangible Equity to Tangible Assets(1)

12 OBJECTIVES AND FOCUS • Achieve performance objectives in complementary lines of business • Maintain noninterest expense discipline to align with growth expectations • Achieve return on assets target of >1.35% • Successfully complete the First Reliance merger • Focus on growing core deposits and customer relationships • Growing wallet share and revenue per customer using data advancements Short-Term Objectives Long-Term Objectives • 5 complementary lines of business > $1 million in net income • Improve efficiency through economies of scale • Return on assets in top quartile of peers • Continue to benefit from industry consolidation • Grow our customer base by 8 - 12% per year

13 ORGANIC GROWTH • Presence in dynamic growth markets of Atlanta, Augusta, Birmingham, Jacksonville, Tallahassee, the Florida Panhandle, and Savannah provides opportunity for above average growth • Second-tier MSA markets of Albany, Columbus, Macon, Valdosta, and Tifton have significant market share held by large regional and national banks, creating the opportunity for growth in market share • First Reliance merger will add highly attractive markets for organic growth in South Carolina • Smaller markets where Colony has stable deposits and significant market shares creates the opportunity to grow insurance, wealth management and other complementary lines of business • Industry consolidation is creating favorable opportunities for us to leverage our scale, strengthen market position, and drive disciplined growth. • Proactive calling effort by bankers, including executive and senior management, to develop new business and deepen relationships • Long term organic growth target of 8 - 12%

14 M&A STRATEGY • Colony seeks to benefit from industry consolidation and become the acquirer of choice in Georgia and contiguous states • 356 banks under $1 billion • 79 banks between $1 billion and $3 billion • Proactive outreach effort to generate opportunities • Management team with deep M&A experience

15 FIRST RELIANCE MERGER • Entry into bordering state of South Carolina with significant presence in the major cities of Greenville, Charleston, Columbia, Myrtle Beach and Florence. • Enables cross-sell of noninterest income products, such as insurance, wealth, merchant services and credit cards, into First Reliance’s existing customer base and across new markets • Anticipated closing in Q4 2026 – Subject to Colony and First Reliance shareholder approvals and customary regulatory approvals and closing conditions • Regulatory applications filed in early July • S-4 is expected to be filed in third quarter

16 FIRST RELIANCE MERGER - FINANCIAL HIGHLIGHTS • First Reliance Bancshares, Inc. to merge with and into Colony Bankcorp, Inc. • Pro Forma Assets of approximately $5 billion • Implied Aggregate Transaction Value at Announcement: $163 million • Price/Tangible Book Value per Share: 162% • Estimated tangible book value dilution of approximately 12% and a manageable earnback of less than 3.5 years • ~20% earnings accretion with fully realized cost savings (1) • Consideration Mix: 80% stock l 20% cash • Cost savings of approximately $37.6 million or 35% of First Reliance Bancshares’ projected 2028 noninterest expense phased in 60% in 2027 and 100% thereafter (1) Pro forma impact is presented for illustrative purposes only and is subject to change based on final purchase accounting entries

17 EFFICIENCY AND SCALING • Focused on process improvement and ensuring it is easy to do business with Colony Bank • Utilization of Robotic Process Automation ("RPA") and other innovative technology to improve the customer experience • Leveraging AI to streamline workflows, reduce manual processes, and scale operations efficiently • Implementation of cross functional teams to reduce friction and improve the customer experience • Building operational capacity in order to maintain efficiency through organic growth and M&A

18 INNOVATION AND DATA STRATEGY • Investing in Innovation: Participating in fintech funds that connect us with leading technology partners and emerging solutions shaping the future of banking • Expanding Through Fintech Partnerships: Partnering with innovative fintechs to deliver modern products and services that allow us to compete with regional and national banks • Building a Data-Driven Foundation: Implementing a data warehouse to unify information across the organization and deliver smarter, faster decisions • Turning Insights into Growth: Leveraging data and advanced analytics to deepen relationships and drive targeted market disruption campaigns • Enhancing the Customer Experience: Using technology to deliver greater convenience while maintaining the personal touch that defines us

19 COMPLEMENTARY LINES OF BUSINESS 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 (Dollars in thousands) Pre-tax Profit/Loss Pre-tax Profit/Loss Pre-tax Profit/Loss Pre-tax Profit/Loss Pre-tax Profit/Loss Mortgage $ 317 $ (153) $ 382 $ 222 $ 432 SBSL 362 362 672 95 188 Marine/RV Lending 349 448 538 459 511 Merchant Services 25 99 116 120 134 Colony Financial Advisors 35 80 66 103 469 Colony Insurance 67 94 (31) 104 117 TOTAL $ 1,155 $ 930 $ 1,743 $ 1,103 $ 1,851

20 SMALL BUSINESS SPECIALTY LENDING GROUP (Dollars in millions) Production and Sales Volume Loan Portfolio Breakdown - $80.9 million $15.8 $28.4 $29.1 $13.1 $13.0 $17.9 $18.2 $16.8 $10.4 $5.5 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Production Sales

21 MORTGAGE DIVISION (Dollars in millions) • Improved production and sales volumes relative to changing market rates • Remain focused on secondary market products and gain on sale of mortgage loans • Continue to adjust staffing levels, delivery models and product set to maintain profitability Production and Sales Volume $94.9 $87.3 $89.5 $88.5 $115.4 $65.3 $65.1 $68.1 $61.4 $67.3 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Production Sales

22 COLONY FINANCIAL ADVISORS (Dollars in millions) • Established and experienced financial advisor team • Recent addition of two seasoned advisors who bring deep client relationships and proven advisory expertise • Attractive opportunities for growth in key markets of Atlanta, Jacksonville, Savannah, and Tallahassee • Focused on attracting and recruiting top financial advisors to support growth and long-term business line performance $219 $206 $462 $555 $637 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Assets Under Management

23 COLONY INSURANCE • Premium rate increases have presented some retention challenges, though moderation in rate adjustments is expected during 2026 • Investment in both internal and external lead generation to support consistent growth • Bank referrals increased 33.4% for the first six months of 2026 compared to the first six months of 2025, reflective of improved team coordination and a sales-focused culture (1) The Company acquired the Ellerbee Insurance Agency on April 1, 2025. 21,102 20,596 20,309 20,072 20,072 2Q 2025(1) 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Items In Force $34.2 $34.6 $34.4 $34.2 $34.4 2Q 2025(1) 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Premiums In Force (Dollars in millions)

24 The current indicated annual rate is $0.48 per share, equating to a yield of 2.3%.(2) SHAREHOLDER FOCUSED DIVIDEND POLICY (1) The Board of Directors declared a dividend to be paid on its common stock on August 19, 2026, to shareholders of record as of the close of business on August 5, 2026. (2) Yield is based on closing stock price on July 20, 2026 of $20.89. $0.1075 $0.1100 $0.1125 $0.1150 $0.1200 2022 2023 2024 2025 2026(1) Quarterly Dividend Payment

25 CAPITAL RATIOS 9.6% 9.9% 10.8% 9.8% 10.2% 13.4% 13.4% 13.6% 13.4% 13.9% 16.1% 16.0% 16.0% 15.8% 16.2% 12.3% 12.4% 12.7% 12.5% 13.0% 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Tier One Leverage Ratio Tier One Ratio Total Risk-based Capital Ratio Common Equity Tier One Capital Ratio

26 STRENGTH IN OUR LIQUIDITY POSITION Significant liquidity sources (dollars in millions) FRB Reserves $ 118.5 Other Cash and Due from Banks 39.7 Unencumbered Securities 375.4 FHLB Borrowing Capacity 941.5 Fed Fund Lines 143.0 FRB Discount Window 134.4 Total Liquidity Sources $ 1,752.5 Debt Funding* (dollars in millions) *Reported as of last day of each period As of June 30, 2026 $24.2 $24.2 $24.2 $24.2 $24.2 $38.9 $38.9 $38.9 $38.9 $39.0 $185.0 $185.0 $195.0 $195.0 $170.0 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Trust Preferred Securities Subordinated Debentures FHLB Borrowings

27 ANNUAL NONINTEREST INCOME MIX 35% 30% 31% 34% 30% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2021 2022 2023 2024 2025 Service Charges & Fees Mortgage Loans & Related Fees SBA & Related Fees Insurance Division Merchant Services Wealth Management Interchange Income Other Total Non Int Inc/Total Income

28 QUARTERLY NONINTEREST INCOME MIX 31% 31% 30% 27% 29% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Service Charges & Fees Mortgage Loans & Related Fees SBA & Related Fees Insurance Division Merchant Services Wealth Management Interchange Income Other Total Non Int Inc/Total Income

29 ANNUAL DEPOSIT MIX AND PRICING 0.19% 0.32% 1.76% 2.42% 2.15% 2021 2022 2023 2024 2025 Noninterest-bearing Interest-bearing Savings/money market Time Cost of interest-bearing deposits

30 QUARTERLY DEPOSIT MIX AND PRICING 2.18% 2.14% 2.07% 2.05% 2.08% 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Noninterest-bearing Interest-bearing Savings/money market Time Cost of interest-bearing deposits

31 DEPOSIT BALANCE DATA • Commercial/business is 15.3% of accounts and represents 42.6% of total deposits balance • Consumer is 84.7% of accounts and represents 57.4% of total deposits balance As of June 30, 2026 (excludes brokered and reciprocal deposits) (Dollars in thousands) $12.9 $13.2 $14.6 $14.3 $13.2 $21.5 $21.3 $22.9 $21.9 $21.5 $39.4 $38.4 $39.9 $41.7 $42.0 $52.8 $53.4 $55.8 $56.4 $59.2 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 AVERAGE DEPOSIT BALANCE PER ACCOUNT Noninterest-bearing Interest-bearing Savings/money market Time

32 DIVERSITY OF BUSINESS DEPOSIT BASE As determined by customer provided NAICS Codes As of June 30, 2026

33 LOAN PORTFOLIO BREAKDOWN As of June 30, 2026 $2,464.8 million $2,057.16 million

34 LOAN PORTFOLIO 5.85% 5.89% 5.84% 5.88% 5.93% 15.43% 15.16% 14.39% 13.48% 13.08% 9.84% 9.84% 8.54% 8.67% 8.53% 10.94% 10.89% 11.09% 11.42% 11.50% 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Loan Yields by Department/Product Bank-Internally Originated Third Party Originators-Upstart SBSL-7a SBSL-Express/Flash/Lightning $(250,000) $- $250,000 $500,000 $750,000 $1,000,000 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Net Credit Losses by Department/Product Bank-Internally Originated Third Party Originators-Upstart SBSL-7a SBSL-Express/Flash/Lightning

35 CREDIT MIGRATION $- $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Classified Loans Newly Identified Loans Resolutions/Payoffs/Upgrades $- $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Criticized Loans Newly Identified Loans Resolutions/Payoffs/Upgrades

36 LOAN PORTFOLIO (Dollars in millions) Commercial Real Estate Production 7.78% 7.83% 7.33% 7.11% 7.14% 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Loan Portfolio Composition Organic Purchased Loans Weighted average rate on new & renewed loans $49.8 $38.1 $34.7 $43.0 $59.4 $47.1 $34.8 $14.1 $20.6 $12.2 $24.7 $24.0 $18.9 $2.9 $11.7 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Permanent NOO CRE Commercial, Construction and Development Residential Construction $6.0 $6.6 $14.7 $18.1 $16.0 $43.8 $31.5 $20.0 $24.9 $43.4 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 Residential Construction Loan Originations by Quarter Consumer Commercial

37 COMMERCIAL REAL ESTATE BY TYPE Type Outstanding Balance Average Deal Size Retail $ 173,679 $ 1,206 Multifamily 119,318 1,283 Office 127,579 931 Industrial & Warehouse 73,337 1,202 Hotel/Motel 124,796 2,836 Convenience Store 9,603 800 Daycare 24,081 1,267 Civic/Event Center 27,612 2,301 Mini-warehouse 58,042 1,759 Government Guaranteed:SBSL 9,141 1,306 Specialty and Other 32,527 793 (Dollars in thousands) As of June 30, 2026

38 REPRICING SCHEDULE Quarterly Fiscal Year 2028 & (Dollars in millions) 3Q 2026 4Q 2026 1Q 2027 2Q 2027 2026 2027 Beyond Loan Maturity & Repricing Schedule: Fixed Rate Loans $ 82 $ 22 $ 27 $ 49 $ 104 $ 234 $ 1,081 Weighted Average Rate 7.18% 5.04% 5.73% 5.15% 6.73% 5.12% 5.79 % Adjustable & Variable Rate Loans $ 699 $ 25 $ 25 $ 13 $ 724 $ 60 $ 272 Weighted Average Rate 7.07% 6.20% 6.14% 6.44% 7.04% 6.17% 6.13 % Securities Principal Cash Flow and Rolloff Yield: Investments $ 11 $ 9 $ 8 $ 24 $ 20 $ 80 $ 636 Weighted Average Rate 2.92% 2.79% 2.96% 1.86% 2.86% 1.93% 2.46%

39 INVESTMENT SECURITIES As of: Average Life Effective Duration Book Yield 06/30/2025 6.20 4.50 2.48% 09/30/2025 6.00 4.60 2.32% 12/31/2025 5.60 4.30 2.52% 03/31/2026 5.90 4.40 2.53% 06/30/2026 5.60 4.30 2.50% Other Portfolio Metrics Pre-tax Unrealized Losses on Securities (in millions) Current base case assumptions and modeling suggest principal and interest cash flow from the investment portfolio estimated to be between $9 million and $24 million per quarter for the next four quarters 0% 25% 50% 75% 100% 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 AFS/HTM Available for Sale Held to Maturity $37.1 $31.5 $29.5 $29.9 $29.7 $40.5 $35.6 $32.4 $33.9 $34.2 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 AFS HTM

40 INVESTMENT CONSIDERATIONS • Premier Southeast community bank located in growing markets • Core deposit funded with minimal reliance on wholesale funding • Diversified sources of revenue • Improving earnings outlook as new business lines and markets mature • Upside potential to tangible book value as unrealized losses recover • Deep leadership bench with a proven track record • Focused on scalability and efficiency • Investing in technology and leveraging data for revenue growth • Positioned to be the acquirer of choice in the Southeast

41 RECONCILIATION OF NON-GAAP MEASURES

42 RECONCILIATION OF NON-GAAP MEASURES